Exhibit 99.1
Sovereign Bancorp, Inc. 2006 Annual Meeting of Shareholders Wednesday, September 20, 2006 Foxborough, Massachusetts

Forward-Looking Statements This presentation contains statements of Sovereign Bancorp, Inc.'s (the "Company") strategies, plans and objectives, estimates of future operating results for Sovereign Bancorp, Inc. as well as estimates of financial condition, operating efficiencies, revenue creation and shareholder value These statements and estimates constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) which involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements Factors that might cause such a difference include, but are not limited to: general economic conditions, changes in interest rates, deposit flows, loan demand, real estate values, and competition; changes in accounting principles, policies, or guidelines; changes in legislation or regulation; and other economic, competitive, governmental, regulatory, and other technological factors affecting the Company's operations, pricing, products and services

Forward-Looking Statements In addition, this presentation and filing contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the financial condition, results of operations and business of Sovereign Bancorp, Inc. and the merger of Independence Community Bank Corp. with and into Sovereign that are subject to various factors which could cause actual results to differ materially from such projections or estimates. Such factors include, but are not limited to, the following: (1) the businesses of Independence Community Bank Corp. may not be combined successfully with Sovereign's businesses, or such combinations may take longer to accomplish than expected; (2) expected cost savings from the merger cannot be fully realized or realized within the expected timeframes; (3) operating costs, customer loss and business disruption following the merger, including adverse effects on relationships with employees, may be greater than expected; (4) adverse governmental or regulatory policies may be enacted; (5) the interest rate environment may adversely impact the expected financial benefits of the merger, and compress margins and adversely affect net interest income; (6) the risks associated with continued diversification of assets and adverse changes to credit quality; (7) competitive pressures from other financial service companies in Independence Community Bank Corp.'s and Sovereign's markets may increase significantly; (8) the risk of an economic slowdown that would adversely affect credit quality and loan originations; (9) other economic, competitive, governmental, regulatory, and technological factors affecting Sovereign's operations, integrations, pricing, products and services; and (10) acts of terrorism or domestic or foreign military conflicts; and acts of God, including natural disasters. Other factors that may cause actual results to differ from forward-looking statements are described in Sovereign's filings with the Securities and Exchange Commission.

Overview of Sovereign

An Exceptional Franchise Serving the Northeastern United States 17th largest bank in U.S. with $89 billion in assets 785 branches & over 2,000 ATM's Approx. 12,000 team members Source: SNL DataSource Presence in the 5 Largest MSA's in Northeast U.S.

Strong Executive Management Team Name Business Unit Years In Banking Prior Institutions Jay Sidhu Chairman, President 30+ Chemical, & CEO Bancorp Independence Joe Campanelli President & CEO, 25+ Shawmut, Fleet Sovereign Bank New England Division Alan Fishman President, 30+ Chemical, Chase, Sovereign Bank ICBC Jim Lynch Chairman & CEO, 30+ Continental, Prime, Sovereign Bank Summit, Fleet Mid-Atlantic Division Larry Thompson CAO of Bancorp, 25+ Sovereign COO of Bank Mark McCollom, CPA CFO Bancorp 20+ Meridian, Pricewaterhouse Coopers

Sovereign Has Significantly Transformed Its Business Model Over The Past Decade... Residential RE 0.8553 Construction 0.0085 HE 0.0978 Commercial RE 0.035 C&I 0.0034 Consumer 0.0088 Slice 7 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 Sovereign 1995 Peers 2005 Sovereign 2005 Residential RE 0.2845 Construction 0 HE 0.2236 Commercial RE 0.1646 C&I 0.2152 Consumer 0.1121 Slice 7 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 Residential RE 0.1667 Construction 0.1038 HE 0.1809 Commercial RE 0.2393 C&I 0.3204 Consumer 0.0818 Other 0.0108 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 Residential 85.5% Consumer 0.9% C&I 0.3% Commercial RE 3.5% HE 9.8% Residential 28.4% Consumer 11.2% C&I 21.5% Commercial RE 16.5% HE 22.4% Residential 16.7% Consumer 8.2% C&I 32.0% Commercial RE 23.9% HE 18.1% Other 1.1% Loan Composition (%) Loan yield: 7.29% Peer loan yield: 8.89% Spread to peers: (1.60%) Loan yield: 5.72% Peer loan yield: 5.95% Spread to peers: (0.23%) 14 Source: Wall Street Research. Note: Financial data as of December 31, 2005; commercial real estate includes construction loans. Peers include ASO, BBT, CMA, FITB, KEY, MI, MTB, NCC, PNC, RF, STI and UB

Demand 0.285 Savings & MMDA 0.3901 Retail Time 0.1606 Jumbo 0.1103 Foreign 0.054 Other 0 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 Sovereign 1995 Peers 2005 Sovereign 2005 Demand 0.109 Savings & MMDA 0.3268 Retail Time 0.542 Jumbo 0.022 Foreign 0 Other 0 Slice 7 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 Demand 0.3999 Savings & MMDA 0.3015 Retail Time 0.1492 Jumbo 0.1494 Foreign 0 Other 0 Slice 7 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 Deposit Composition (%) Transaction 10.9% Savings & MMDA 32.7% Retail CD 54.2% Jumbo CD 2.2% Transaction 40.0% Savings & MMDA 30.2% Retail CD 14.9% Jumbo CD 14.9% Transaction 28.5% Savings & MMDA 39.0% Retail CD 16.1% Jumbo CD 11.0% Foreign 5.4% Cost of deposits: 4.25% Peer cost of deposits: 3.56% Spread to peers: (0.69%) Cost of deposits: 2.00% Peer cost of deposits: 1.69% Spread to peers: (0.31%) 14 Source: Wall Street Research. Note: Financial data as of December 31, 2005. Peers include ASO, BBT, CMA, FITB, KEY, MI, MTB, NCC, PNC, RF, STI and UB ....Resulting In A More "Commercial-Like" Balance Sheet...

Organic deposits Net change in deposits from acquisitions/(sales) Stack 3 Stack 4 Stack 5 Stack 6 Stack 7 Stack 8 Totals (invisible) Stack 9 Stack 10 Stack 11 Stack 12 Stack 13 Stack 14 Stack 15 Stack 16 1995 4.114 0.924704 50 1996 8.57 0.09112 60 1997 7.304 2.211247 70 1998 8.469 3.853266 80 1999 11.52 0.493095 2000 12.907 11.592224 2001 23.665021 -0.317 2002 25.58 1.271578 2003 27.370008 -0.026 2004 28.355666 4.2 2005 35.103 2.874356 Deposits ($ billion) ....Through A Combination Of Organic Growth And Acquisitions Organic assets Net change in assets from acquisitions/(sales) Stack 3 Stack 4 Stack 5 Stack 6 Stack 7 Stack 8 Totals (invisible) Stack 9 Stack 10 Stack 11 Stack 12 Stack 13 Stack 14 Stack 15 Stack 16 1995 7.218156 0.860131 50 1996 15.200723 0.097967 60 1997 12.578 5.077 70 1998 16.656 5.257 80 1999 25.126 1.481 2000 23.282 10.175 2001 35.771 -0.286666 2002 38.07799 1.522684 2003 43.543 -0.026 2004 48.297 6.193 2005 58.327 5.352 Assets ($ billion) Organic growth (15.7%) (11.0%) (6.5%) 7.4% (3.4%) 9.6% 1.9% 3.7% 7.8% Organic growth (17.8%) (5.7%) 14.7% (12.5%) 6.9% 7.2% 10.0% 11.0% 7.0% Organic CAGR 8.8% CAGR 22.4% Organic CAGR 13.6% CAGR 22.9% Source: Wall Street Research Note: Data as of December 31, 2005; organic asset and deposit data is adjusted for whole company and branch acquisitions and divestitures. 2005YE data not pro forma for pending acquisition of ICBC $5.0 $8.7 $9.5 $12.3 $12.0 $24.5 $23.3 $26.9 $27.3 $32.6 $38.0 $8.1 $15.3 $17.7 $21.9 $26.6 $33.5 $35.5 $39.6 $43.5 $54.5 $63.7

Key Operating Ratios .... While Continuing to Improve in Key Operating Ratios Source: Wall Street Research. Note: Financial data as reported, not pro forma for pending acquisitions. Bank peers includes ASO, BBT, CMA, FITB, KEY, MI, MTB, NCC, PNC, RF, STI and UB; thrift peers include AF, GDW, NYB and WM 1 Interest spread defined as yield on interest-earning assets less cost of interest bearing liabilities 2 Operating leverage defined as ratio of YOY revenue growth over YOY core cash operating expense growth Continued improvement in profitability ratios driven by Greater consumer and commercial loans; conservative asset quality Non-CD deposit growth Expense control High quality earnings; prudent risk management Improving capital ratios

2001 2002 2003 2004 2005 Net Income 116.821 341.985 401.851 453.552 676.16 Operating/Cash Net Income 376 410 471 602 764.2 GAAP EPS 0.43 1.17 1.31 1.31 1.68 Operating/Cash EPS 1.4 1.4 1.54 1.74 1.83 Consistent Growth in Operating/Cash Earnings 4-year CAGR Total EPS GAAP Net Income - 55% 41% Operating/Cash Earnings - 19% 7% Operating/cash earnings excludes most non-cash, non-operating charges. Please see appendix for reconciliation of net income to operating/cash earnings, as well as related per share amounts. Source: 2005 annual report, adjusted for stock dividend declared March 15, 2006

Long Term Shareholder Value Creation 09/15/06 closing price of $21.50 5-Year Stock Price Performance Percent Appreciation 115.6% 20.8% 20.4% 48.6% 37.2%

Long Term Shareholder Value Creation 09/15/06 closing price of $21.50 10-Year Stock Price Performance Percent Appreciation 198.9% 93.9% 98.0% 172.5% 109.5%

Long Term Shareholder Value Creation Date SOV Sovereign Peers 9/13/1996 8.77129390243902 11.5677041747326 9/16/1996 8.67047317073171 11.6212368466633 9/17/1996 8.77129390243902 11.565069467977 9/18/1996 8.72088292682927 11.6228439405844 9/19/1996 8.82854814814815 11.5769007078157 9/20/1996 8.87958148148148 11.6310466316503 9/23/1996 8.82854814814815 11.6253752564103 9/24/1996 8.98164567901234 11.5844428041342 9/25/1996 8.77751604938272 11.5682502261307 9/26/1996 8.98164567901234 11.5368431909548 9/27/1996 8.87958148148148 11.5703962118284 9/30/1996 8.98164567901234 11.5732919230769 10/1/1996 8.87958148148148 11.7623792307692 10/2/1996 9.08370864197531 11.7623792307692 10/3/1996 8.98164567901234 11.8767799525504 10/4/1996 9.08370864197531 11.9777580071174 10/7/1996 9.13474197530864 12.0187269230769 10/8/1996 9.18577283950617 12.0314347568209 10/9/1996 9.18577283950617 12.0137900355872 10/10/1996 9.49196666666666 11.9424667852906 10/11/1996 9.59402962962963 11.9572959667853 10/14/1996 9.69609382716049 11.963300118624 10/15/1996 9.64506172839506 12.0939347568209 10/16/1996 9.59402962962963 12.1147680901542 10/17/1996 9.52743902439024 11.4853896103896 10/18/1996 9.67866707317073 11.4042207792208 10/21/1996 9.67866707317073 11.424512987013 10/22/1996 9.67866707317073 11.5056818181818 10/23/1996 9.67866707317073 11.4448051948052 10/24/1996 9.52743902439024 11.4853896103896 10/25/1996 9.37621097560976 11.6071428571429 10/28/1996 9.32580121951219 11.6071428571429 10/29/1996 9.52743902439024 11.7288961038961 10/30/1996 9.47702926829268 11.7897727272727 10/31/1996 9.47702926829268 11.8100649350649 11/1/1996 9.47702926829268 11.7288961038961 11/4/1996 9.5778487804878 11.6071428571429 11/5/1996 9.5778487804878 11.7302955665025 11/6/1996 9.52743902439024 11.7918719211823 11/7/1996 9.5778487804878 11.7610837438424 11/8/1996 9.88030609756098 11.7610837438424 11/11/1996 10.1827646341463 11.8506493506494 11/12/1996 10.3844036585366 11.9724025974026 11/13/1996 10.3844036585366 11.9213973799127 11/14/1996 9.82337294117647 12.0987867229346 11/15/1996 10.0178952941176 12.1249086998864 11/18/1996 10.0178952941176 12.1745320023806 11/19/1996 10.4069411764706 12.3217957041606 11/20/1996 10.5042023529412 12.4502421172887 11/21/1996 10.3096788235294 12.5329332552693 11/22/1996 10.5042023529412 12.6279628841104 11/25/1996 10.6014635294118 12.9430948591013 11/26/1996 10.4069411764706 12.8377268231768 11/27/1996 10.2610482352941 13.0630653465347 11/28/1996 10.2610482352941 13.0630653465347 11/29/1996 10.2124176470588 13.0166544554455 12/2/1996 9.92063529411765 13.1587223914699 12/3/1996 10.0178952941176 12.8466824924813 12/4/1996 10.0178952941176 12.7613582603994 12/5/1996 10.2124176470588 12.8244896090292 12/6/1996 9.92063529411765 12.7613582603994 12/9/1996 10.2124176470588 12.8980923191295 12/10/1996 10.2610482352941 12.8219892880073 12/11/1996 10.2124176470588 12.5727408846687 12/12/1996 10.1151564705882 12.2925493968611 12/13/1996 10.1151564705882 12.2916441480393 12/16/1996 9.92063529411765 12.2543397898742 12/17/1996 9.92063529411765 12.4809357300359 12/18/1996 10.0178952941176 12.3699008820096 12/19/1996 9.96926470588235 12.4463039264249 12/20/1996 10.0178952941176 12.4331285912423 12/23/1996 10.1151564705882 12.4505147304988 12/24/1996 10.2124176470588 12.5802435554068 12/25/1996 10.2124176470588 12.5802435554068 12/26/1996 10.3583105882353 12.5677676180114 12/27/1996 10.3096788235294 12.5479159691999 12/30/1996 10.3583105882353 12.5327460662872 12/31/1996 10.2124176470588 12.3355373284232 1/1/1997 10.2124176470588 12.3355373284232 1/2/1997 10.2124176470588 12.1950326414463 1/3/1997 10.3096788235294 12.3424511390317 1/6/1997 10.3096788235294 12.2948401406093 1/7/1997 10.2124176470588 12.3068563995177 1/8/1997 10.2124176470588 12.362875975633 1/9/1997 10.3096788235294 12.3675360111682 1/10/1997 10.2124176470588 12.4375986026595 1/13/1997 10.2124176470588 12.5279335453632 1/14/1997 10.4069411764706 12.6429109474389 1/15/1997 10.5042023529412 12.6061893203883 1/16/1997 10.5042023529412 12.5411184210526 1/17/1997 10.6014635294118 12.5616776315789 1/20/1997 10.6500929411765 12.5654740398293 1/21/1997 10.7959858823529 12.6666963015647 1/22/1997 11.1850305882353 12.8844084175671 1/23/1997 11.6712564705882 12.7874553782797 1/24/1997 11.3795517647059 12.6547561032748 1/27/1997 11.1850305882353 12.74522564855 1/28/1997 11.0026647058824 12.7653134370685 1/29/1997 10.8932458823529 12.8506178876245 Source: Factset. Market data as of September 13, 2006. Sovereign Peers include CBSS, CMA, FHN, HBAN, KEY, MI, MTB, SNV, UB and ZION. Relative Forward P / E

20 Years of Shareholder Wealth Creation

20 Years of Investing Sovereign began trading on NASDAQ in August, 1986 We began trading as SOV on the NYSE in July, 2001 The company has grown dramatically since 1986: 1986 2006 Number of Branches 20 ~785 Number of Team Members 270 ~12,000 Asset Size $661 million $89 billion

20 Years of Investing Our shareholder base has also grown dramatically: 1986 2006 Number of Shareholders 3,087 ~125,000 Market Capitalization ~ $30 million ~ $10 billion Adjusted Stock Price $1.04 ~$21.00

A High Growth Company 2006 Assets ~ $89 billion Analyst Mean Net Income $725 million* 1986 Assets $661 million Net Operating Income $4.3 million *Based on current mean analyst estimate for covering analysts of $1.536 and shares outstanding as of July 31, 2006

20-Year Shareholder Value If 20 years ago, you had invested $10,000 in Sovereign, the Dow Jones Industrial Average (DJIA) or the S&P 500. Including dividends, today it would be worth: Sovereign $191,964 DJIA $65,403 S&P 500 $56,917 * Data compares adjusted closing price as of September 15, 1986 with that of September 15, 2006. Sovereign data for 1986 per Thomson Financial; DJIA and S&P 500 as per Yahoo Finance

10-Year Shareholder Value If 10 years ago, you had invested $10,000 in Sovereign, KBW Bank Index, the Dow Jones Industrial Average (DJIA) or the S&P 500. Including dividends, today it would be worth: Sovereign $32,380 KBW Bank Index $23,624 DJIA $19,799 S&P 500 $19,396 * Data compares adjusted closing price as of September 15, 1996 with that September 15, 2006. All data as per Yahoo Finance

Sovereign's Strategy

Sovereign's Business Strategy Combining the best of a large bank with the best of a smaller community bank through our local market delivery structure. Best of a Large Bank: Products and services Technology Brand Delivery channels and distribution system Talent Diversification Sophistication of risk management Best of a Small Bank: Flat structure Local decision making Cross functional lines to deliver bank to customer Treat customers as "individuals" Active community involvement culture

Sovereign's Business Focus Consumer Banking Branch banking National platform for mortgage lending, auto finance, and home equity lending Small/Medium Sized Businesses Local market small/medium sized businesses National platform for Healthcare, Auto Finance, Asset Based Lending, Precious Metals, Small-Ticket Leasing and Transportation lending Emerging Markets Hispanic/Latino markets Chinese American markets Indian American markets Multi-Family Among top 3 multi-family lenders in U.S. Sovereign Private Banking functions near Meridian Capital offices

Sovereign's Demographics Median Household Income1 ($) Hispanic Population2 (%) Number of Universities3 Number of Students4 Connecticut $63,462 10.0% 45 170,616 Maryland 61,384 4.7 62 300,269 Massachusetts 63,171 8.3 122 431,224 New Hampshire 59,545 1.6 25 68,523 New Jersey 63,135 14.3 58 361,733 New York 51,187 16.8 307 1,107,270 Pennsylvania 48,534 3.2 262 654,826 Rhode Island 49,924 9.1 13 77,417 Sovereign's Footprint 59,010 16.05 United States 49,747 14.1 1 Median Household Income as of 2005 2 Hispanic Population as of 2004 3 Number of degree-granting institutions as of 2004 4 Number of students enrolled in degree-granting institutions as of 2002 5 Excluding CA, TX and FL 41% of Hispanic population is in Sovereign's footprint

Combined ATM Branding Opportunities Sovereign ATM sites - 905 CVS Locations - 879 ICBC ATMs sites - 237 NY/NJ CVS - 484

Automated Teller Machines Most consumers use ATMs an average of four times a month... Ages 18-34 35-49 50-64 65 and Older East 4 5 4 3 ....and over 80% prefer to use their banks' machines... Most convenient Own institution East 0.19 0.81 Own institution 81% Most convenient 19% ....because they are less expensive, though security was a factor too. For certain activities Familiarity Secure Costs less East 0.15 0.23 0.25 0.84 Source: Synergistics Research Corp.

Partnership to offer payroll, tax filing and other value- added services to small business customers ADP is dedicating over 200 sales professionals directly to Sovereign Sovereign will be the first bank in the marketplace to have a state-of-the-art, web-based, payroll product Sovereign will become the preferred provider of Healthcare Savings Accounts (HSAs) for ADP's Small Business Division throughout the nation Additional commercial and retail opportunities for Sovereign Expected to add between 5,000 to 10,000 new clients per year Partnership with ADP

Partnership With American Express Offering American Express Rewards and co-branded cards to Sovereign's small business customers Sovereign is the first bank in the Northeast to offer a co-branded card with American Express Objective is to leverage the American Express brand to help generate core deposits and retain small-business relationships

Bringing Sovereign Bank to our business customers Onsite Check Deposit Onsite Official Check Health Savings Accounts Small Business Cash Management Onsite Banking Account Opening Automated Customer Alerts Online Payroll Delivery Convenience Beyond Customers Expectations

Independence Improves Sovereign's Franchise

Independence Improves Sovereign's Footprint Sovereign Independence Community 787 91 287 81 293 PHILADELPHIA NEW YORK BOSTON

Metro New York Market Dynamics Regional population of more than 21 million people Private sector payroll of more than 5 million, with 1.6% increase in 2005 More than 500,000 small businesses 30,000 middle market companies 4th ranked region in the nation for capital investment in high-tech Booming real estate market, with $14.3 billion in building sales; leasing activity up 45% in 2005 NYC building permits up 7.8% over 2005

Created a Leading Northeast-Based Bank Accretive to Sovereign's franchise value Connects Mid-Atlantic footprint to New England Added $7.9bn NY deposits and $2.6bn NJ deposits - total proforma NJ deposits of approximately $10bn Enhanced distribution - 125 branches with an average branch size of $84MM Attractive deposit mix 70% of deposits are non-CD deposits Strong demographics Serves 300,000 households Average household income of $59.4K vs. U.S. average of $49.7K Sovereign now a major player in the 5 largest MSAs in the Northeast Creates a "New Fleet" from a geographic point of view

The Santander Partnership - Building a Better Bank for Shareholders, Customers and Community

Overview of Santander Headquartered in Madrid, Spain # 9 bank globally with $80+ billion market capitalization $881 billion in assets; nearly 10,000 branches worldwide Substantial presence in Western Europe, the UK and Latin America Broad set of business lines including retail and wholesale banking, asset management and insurance, and consumer finance Geographic Diversity Business Line Diversity Latin America a Brazil: 11% Mexico 7% Chile: 6% 32% 56% 12% Continental Europe SAN network: 24% Banesto: 9% Santander Consumer: 9% Portugal: 6% United Kingdom (Abbey) 47% 16% 19% 9% 9% Retail Continental Europe Retail Latin America Retail United Kingdom (Abbey) Asset Management and Insurance Global Wholesale Banking Net Operating Income: € 9,285 million (for the 12 months ended December 31, 2005) Retail Banking: 75% a a a a a a

Global Footprint of Santander

Benefits of the Santander Transaction 24.9% shareholder Rating agency benefits: S&P upgraded Sovereign and subsidiaries one notch following closing Moody's upgraded Sovereign and subsidiaries two notches following closing Santander partnership provides sharing of best practices and operational know-how Positioned for "full" price possible sale to Santander or another party over 2-5 year period after closing

Opportunities to Share Best Practices Hispanic Market Hispanic population has the fastest increasing median income growth (22% growth1 versus 7% growth1 for non-Hispanic whites) Hispanic financial services participation rate is on the rise - it is projected that the Hispanic market will account for 20.5% growth in asset accounts and 15.5% growth in debt accounts from 2001 - 20072 Partnership with Santander provides an opportunity to leverage Santander's presence in Latin America, Mexico and Puerto Rico and to better capitalize on the Hispanic markets within Sovereign's footprint Auto Finance Santander is the largest non-captive auto finance player in Europe, financing 1 million cars; Sovereign is a leading auto finance player in the northeastern U.S. Cash Management Santander has outsourced all of its U.S. dollar cash management business to Sovereign Operational Enhancements and Technology Sharing Santander has world-class banking related technology systems which they intend to share with Sovereign 1 Total growth from 1995 to 2004 (Source: U.S. Census Bureau, 2004) 2 From Global Insights 2003, Federal Reserve - Survey Consumer Finances 2002

Financial Review

2005 Financial Highlights Net income for EPS purposes of $701 million after all special charges, up 49% from 2004 Earnings per share of $1.68, up 28% from 2004 Operating/cash earnings for EPS purposes of $764 million, up 27% from 2004 Operating/cash earnings per share of $1.83, up 5% from 2004 Deposit growth of 17%, including acquisitions; organic deposit growth of 8% Loan growth of 20%, including acquisitions; organic loan growth of 12% Consumer and commercial banking fees grew 19% and 30%, respectively During 2005, repurchased 21 million shares and increased the annual cash dividend by 100%

Total Revenue Growth 2001 2002 2003 2004 2005 Revenue Growth 1469 1590 1727 1887 2235 Revenue Growth 11% Annual Growth

Total Expense Growth 2001 2002 2003 2004 2005 Expense Growth 1328 1123 1172 1306 1342 Total Expense Growth 0% Annual Growth since 2001; 6% annual growth since 2002 Includes Provision for credit losses, G&A expense and Other Expense

Positive Operating Leverage 2001 2002 2003 2004 2005 East 0.5349 0.529 0.5131 0.5033 0.49 Results in Continued Improvement in Efficiency Ratio 2005 2004 % Change Total Revenue $2.2bn $1.9bn 18.7% G&A Expenses $1.1bn $ .9bn 15.5% Operating Leverage Operating Leverage Operating Leverage 1.2x Efficiency ratio equals G&A expenses as a percentage of total revenue, defined as the sum of net interest income and total fees and other income before securities transactions

Improving Credit Quality 2001 2002 2003 2004 2005 East 0.0103 0.01 0.0076 0.0039 0.0043 Non-Performing Loans to Total Loans 2001 2002 2003 2004 2005 East 0.0042 0.0058 0.0055 0.0036 0.002 Net Charge-offs to Average Loans 2001 2002 2003 2004 2005 East 1.16 1.16 1.49 2.85 2.31 Allowance to Non-Performing Assets

Improving Operating Metrics 2001 2002 2003 2004 2005 East 0.0109 0.0109 0.0114 0.0119 0.0126 Improved Operating Return on Average Assets 2001 2002 2003 2004 2005 East 0.5231 0.3562 0.2787 0.2594 0.2771 Operating/Cash Return on Average Tangible Equity 2001 2002 2003 2004 2005 East 719.5 1141 1662 2321 2758 Average Tangible Equity ($ in millions)

Second Quarter of 2006 - Highlights and Challenges in This Environment 19% annualized linked quarter organic deposit growth 18% annualized linked quarter organic loan growth Only 2.5% annualized linked quarter expense growth Stable asset quality Margin compression continues, earnings below target Restructured balance sheet following Independence acquisition Independence fully integrated by end of third quarter

Major Goals for 2006 - 2007 Positive operating/cash earnings growth in this flat to inverted yield curve environment Achieve or exceed financial assumptions of Independence acquisition with flawless integration Embark on strategy for capturing larger share of the Hispanic market Maintain expense control discipline Stable asset quality

Sovereign is committed to building above-average short-term and long-term shareholder value while building a better bank for our customers, communities and team members

Building the Sovereign Brand in New England Joseph P. Campanelli President and CEO Sovereign Bank New England

Sovereign Bank New England 2001 Branches 278 ATMs 549 Employees 3,673

Sovereign Bank New England Key Metrics 2001 Loans (Y/E) In Market Specialty Total $2,998.0 3,551.1 $6,549.1 Deposits $11,937.3 Revenue Net Interest Other Income Total $386.3 146.0 $532.4 Expenses $312.6 Efficiency Ratio 58.7% Net Charge Offs $38.4 Net Charge Offs 0.59% $ in Millions

Sovereign Bank New England 2006 First Essex, 2002 Seacoast, 2004 Branches 328 ATMs 859 Employees 5,047

Sovereign Bank New England Growth in Market and Specialty 2001 2005 CAGR (%) Loans (Y/E) In Market Specialty Total $2,998.0 3,551.0 $6,549.1 $5,269.0 8,116.0 $13,385.0 15.1 23.0 19.6 Deposits $11,937.3 $18,522.6 11.6 Revenue Net Interest Other Income Total Revenue $386.3 146.0 $532.4 $826.9 288.7 $1,115.6 21.0 18.6 20.3 Expenses $312.6 $501.2 12.5 Efficiency Ratio 58.7% 44.9% -6.5 Net Charge Offs $38.4 $10.6 -27.5 Net Charge Offs 0.59% 0.1% $ in Millions

Experienced Leadership Team Joseph P. Campanelli In Market Specialty Lending Corporate Wide Support Patrick Sullivan Massachusetts Patrick Sullivan Not-for-profit, Sports, ABL, Health Care, Syndications Marshall Soura Global Solutions Group Steven Issa Rhode Island Steven Issa CRE, Precious Metals, Resort Lending Salvatore Rinaldi Operations and Administration Kevin Flaherty Connecticut Tom Nadeau Auto Finance, Aircraft, SRE Richard Lund New Hampshire Christopher Swanton Leasing, Vehicle Financing William Hourihan Nantucket, Martha's Vineyard Charles Begley Retail Support

# A History of Continuous Improvement

| | |
|---|---|
| ▪ Offered "Totally Free Checking" for consumers | 2001 |
| ▪ Created Cash Management Group de novo | 2001 |
| ▪ Established financial relationship specialist concept | 2001 |
| ▪ Implemented "Red Carpet Service" guarantees | 2002 |
| ▪ Introduced over 20 products including IRIS, Account Analysis, Float Pricing and Controlled Disbursement | 2002 |
| ▪ Re-engineered International Trade Banking business | 2002 |
| ▪ Installed virtual call centers to support consumer inquiries | 2003 |
| ▪ Introduced Positive Pay and imaged-based Lockbox | 2003 |
| ▪ Included Spanish in VRU call center options | 2003 |

55

Sovereign Bancorp

# A History of Continuous Improvement (Cont.)

| | |
|---|---|
| ▪ Re-engineered SB3 and Business Banking underwriting | 2003 |
| ▪ Introduced International Trade Banking internet products | 2003 |
| ▪ Established Government Banking Division | 2003 |
| ▪ Created national leasing program | 2004 |
| ▪ Redesigned consumer Bill Pay with Checkfree | 2004 |
| ▪ Established Financial Institutions Group | 2004 |
| ▪ Acquired BACC Asset Based Lending Group | 2005 |
| ▪ Initiated cash management partnership with Santander | 2005 |
| ▪ Opened International Trade Banking office in Hong Kong | 2005 |
| ▪ Introduced HSAs, E-Statements, and Real-time Alerts | 2005 |

56

Sovereign Bancorp

Specialty National Businesses Sports Distribution, Food, Beverage & Franchise Retail Energy & Utilities

Specialty National & International Businesses ABL, BACC, Loan Syndication & Trading Senior Living & Health Care International Trade & Cash Management Transportation

Strengthening Our Communities "Outstanding" CRA ratings Sponsorships emphasize commitment to local communities Team members provide assistance to communities through volunteer work and charitable donations Numerous grants provided through Sovereign Bank Foundation

Focused Strategy and Execution Overall Strategy Redefine the banking experience by offering our customers innovative products and services that are the most responsive and flexible in the industry Key Goals Double digit loan growth Aggressive deposit growth Strong net interest income growth Controlled expense growth

Innovative Solutions for Consumers Convenient Products and Services Fraud Protection, Security and Privacy High-touch Customer Service Multicultural, Demographic Diversity Multilingual Staff Foreign Remittances Multicultural Banking Qualifile Out-of-pattern fraud detection Login Authentication Gateway Consumer Solution Centers Red Carpet Service Guarantees Account Executives Information Alerts Understanding Customer Needs

Innovative Solutions for Business Convenient Products and Services Fraud Protection, Security and Privacy High-touch Customer Service Multicultural, International Reach Understanding Customer Needs Payee Positive Pay Security Tokens Login Authentication Gateway Business Solution Center Account Executives Information Alerts Multilingual Staff International Products Santander Relationship

Building the Sovereign Brand in New England Summation Strong franchise Experienced leadership team Large bank capabilities with local decision making National and international specialty businesses Major community involvement Proven financial performance Well positioned for future growth

Thank You

Appendix

Operating and Cash Earnings Per Share This presentation contains financial information determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles ("GAAP") Sovereign's management uses the non-GAAP measures of Operating Earnings and Cash Earnings in its analysis of the company's performance. These measures typically adjust net income determined in accordance with GAAP to exclude the effects of special items, including significant gains or losses that are unusual in nature or are associated with acquiring and integrating businesses, and certain non-cash charges Since certain of these items and their impact on Sovereign's performance are difficult to predict, management believes presentations of financial measures excluding the impact of these items provide useful supplemental information in evaluating the operating results of Sovereign's core businesses These disclosures should not be viewed as a substitute for net income determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures, which may be presented by other companies

One Non-GAAP Financial Measure Effective in the fourth quarter of 2004, Sovereign moved to one non-GAAP financial measure - Operating/Cash Earnings Provides greater financial transparency Provides useful supplemental information when evaluating Sovereign's core businesses Consistent with SEC's publicly stated desire for fewer non-GAAP disclosures Operating/Cash Earnings represent net income adjusted for after-tax effects of merger-related and integration charges, any other non-recurring charges and the amortization of intangible assets

Reconciliation of Operating/Cash Earnings to GAAP Earnings - Actual ($ in thousands, all numbers shown net of tax) (1) Net Income for EPS purposes (1)

Reconciliation of Operating/Cash EPS to GAAP EPS - Actual

Sovereign Bancorp, Inc.